EXHIBIT 99.4

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                                                                    Exhibit 99.4

                                                                  EXECUTION COPY

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                                   CWHEQ, INC.
                                    Depositor


                            WILMINGTON TRUST COMPANY
                                  Owner Trustee


                      ------------------------------------
                                 TRUST AGREEMENT
                          Dated as of January 30, 2007
                      ------------------------------------


                     CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                  SERIES 2007-A





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                                            Table of Contents

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ARTICLE  1 DEFINITIONS AND CONSTRUCTION                                                              4

         Section 1.01     Definitions................................................................4
         Section 1.02     Rules of Construction......................................................4

ARTICLE  2 ORGANIZATION                                                                              6

         Section 2.01     Name.......................................................................6
         Section 2.02     Office.....................................................................6
         Section 2.03     Purposes and Powers........................................................6
         Section 2.04     Appointment of Owner Trustee...............................................7
         Section 2.05     Initial Capital Contribution of Assets.....................................7
         Section 2.06     Declaration of Trust.......................................................7
         Section 2.07     Liability of a Certificateholder...........................................7
         Section 2.08     Title to Trust Property....................................................8
         Section 2.09     Location of Trust..........................................................8
         Section 2.10     Representations and Warranties of Depositor................................8

ARTICLE  3 THE CERTIFICATES                                                                          9

         Section 3.01     Initial Beneficiary of Trust...............................................9
         Section 3.02     Issuance of the Certificates...............................................9
         Section 3.03     Authentication of Certificates............................................10
         Section 3.04     Registration of and Transfer and Exchange of Certificates.................10
         Section 3.05     Mutilated, Destroyed, Lost, or Stolen Certificate.........................11
         Section 3.06     Maintenance of Office or Agency...........................................11
         Section 3.07     Persons Considered Certificateholders.....................................12
         Section 3.08     Access to List of Certificateholders' Names and Addresses.................12
         Section 3.09     Appointment of Certificate Paying Agent...................................12
         Section 3.10     Restrictions on Transfer; Legends.........................................13
         Section 3.11     REMIC Provisions..........................................................17
         Section 3.12     Tax Matters...............................................................20

ARTICLE  4 ACTIONS BY OWNER TRUSTEE                                                                 23

         Section 4.01     Prior Notice to Certificateholders Regarding Certain Matters..............23
         Section 4.02     Action by Certificateholders Regarding Certain Matters....................24
         Section 4.03     Action by Certificateholders Regarding Bankruptcy.........................24
         Section 4.04     Restrictions on Certificateholder's Power.................................24
         Section 4.05     Majority Interest.........................................................24

ARTICLE  5 APPLICATION OF TRUST FUNDS; CERTAIN DUTIES                                               25

         Section 5.01     Application of Trust Funds................................................25
         Section 5.02     Method of Payment.........................................................26

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ARTICLE  6 AUTHORITY AND DUTIES OF OWNER TRUSTEE                                                    26

         Section 6.01     General Authority.........................................................26
         Section 6.02     General Duties............................................................26
         Section 6.03     Action on Instruction.....................................................27
         Section 6.04     No Duties Except as Specified in the Agreement or in Instructions.........28
         Section 6.05     No Action Except Under Specified Documents or Instructions................28
         Section 6.06     Restrictions..............................................................28

ARTICLE  7 CONCERNING OWNER TRUSTEE                                                                 29

         Section 7.01     Acceptance of Trusts and Duties...........................................29
         Section 7.02     Furnishing Documents......................................................30
         Section 7.03     Representations and Warranties............................................30
         Section 7.04     Reliance; Advice of Counsel...............................................30
         Section 7.05     Not Acting in Individual Capacity.........................................31
         Section 7.06     Owner Trustee Not Liable for Certificates or Payment Obligations..........31
         Section 7.07     Owner Trustee May Own Notes...............................................32

ARTICLE  8 COMPENSATION OF OWNER TRUSTEE                                                            32

         Section 8.01     Owner Trustee's Fees......................................................32
         Section 8.02     Reimbursement and Indemnification.........................................32
         Section 8.03     Payments to Owner Trustee.................................................33

ARTICLE  9 TERMINATION OF AGREEMENT                                                                 33

         Section 9.01     Termination of Agreement..................................................33

ARTICLE  10 SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES                                  34

         Section 10.01    Resignation or Removal of Owner Trustee...................................34
         Section 10.02    Successor Owner Trustee...................................................34
         Section 10.03    Merger or Consolidation of Owner Trustee..................................35
         Section 10.04    Appointment of Co-Trustee or Separate Trustee.............................35

ARTICLE  11 MISCELLANEOUS                                                                           36

         Section 11.01    Supplements and Amendments................................................36
         Section 11.02    Limitations on Rights of Others...........................................37
         Section 11.03    Notices...................................................................38
         Section 11.04    Severability..............................................................38
         Section 11.05    Separate Counterparts.....................................................38
         Section 11.06    Successors and Assigns....................................................38
         Section 11.07    Nonpetition Covenant......................................................38
         Section 11.08    No Recourse...............................................................39
         Section 11.09    Headings..................................................................39
         Section 11.10    Governing Law.............................................................39

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         Section 11.11    Rule 144A Information.....................................................39
         Section 11.12    Third-Party Beneficiary...................................................39


EXHIBITS

EXHIBIT A         Form of Certificate of Trust of Revolving
                  Home Equity Loan Trust, Series 2007-A............................................A-1
EXHIBIT B-1       Form of Class C Certificates.....................................................B-1
EXHIBIT B-2       Form of Class E-P Certificates...................................................B-2
EXHIBIT B-3       Form of Residual Certificates....................................................B-3
EXHIBIT C-1       Form of Representation Letter....................................................C-1
EXHIBIT C-2       Form of Transfer Affidavit.......................................................C-2

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         This TRUST AGREEMENT (the "Agreement") dated as of January 30, 2007, between CWHEQ, INC., a Delaware corporation, as Depositor, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee,

                                   WITNESSETH:

         WHEREAS, the parties to this Agreement will create the CWHEQ Revolving Home Equity Loan Trust, Series 2007-A and provide for, among other things, the issuance of the Class C Certificates, the Class E-P Certificates, the Class R-1 Certificates, and the Class R-2 Certificates;

         NOW, THEREFORE, the parties to this Agreement agree as follows.

                                  ARTICLE 1
                          DEFINITIONS AND CONSTRUCTION

Section 1.01      Definitions.

         Unless the context requires a different meaning, capitalized terms are used in this Agreement have the meanings given to them in the Master Glossary of Defined Terms attached hereto as Annex 1.

Section 1.02      Rules of Construction.

         Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise:

         (a) Defined terms include, as appropriate, all genders and the plural as well as the singular.

         (b) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12
(a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The exhibits and other attachments to this Agreement are a part of this Agreement. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

         (c) The recitals located before Article I are not a part of the agreement of the parties. Whether or not they are correct, the recitals shall not affect the agreement of the parties or the interpretation of this Agreement, and they shall not be interpreted as representations, warranties, covenants, or any other matter of substance. The headings of the various Articles

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and Sections in this Agreement are for convenience of reference only and shall not define or limit any of the provisions of this Agreement.

         (d) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement. References to law are not limited to statutes. References to statutes include any rules or regulations promulgated under them by a governmental authority charged with the administration of the statute. Any reference to any person includes references to its successors and assigns.

         (e) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available from time to time.

         (f) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

         (g) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any and all of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably. The word "shall" is used in its imperative sense, as for instance meaning a party agrees to something or something must occur or exist.

         (h) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions in this Agreement shall control. Capitalized terms used in this Agreement without definition that are

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defined in the Uniform Commercial Code of the relevant jurisdiction are used in this Agreement as defined in that Uniform Commercial Code.

         (i) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

         (j) Any reference to the enforceability of any agreement against a party means that it is enforceable against the party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (k) Generally only the registered holder of a Security is recognized, such as in Section 3.07. Persons Considered Owner and payment provisions. However, for the purposes of the transfer restrictions and related provisions, such as agreements, representations, and warranties by holders of Securities, references to Securityholders, holders, and the like refer equally to beneficial owners who have an interest in a Security but are not reflected in the applicable register as the owner and references to transfers of Securities include transfers of interests in a Security.

                                   ARTICLE 2

                                  ORGANIZATION

         Section 2.01 Name.

         This Trust shall be known as "CWHEQ Revolving Home Equity Loan Trust, Series 2007-A," in which name the Owner Trustee may issue Notes and otherwise conduct the business of the Trust.

         Section 2.02 Office.

         The office of the Trust shall be in care of the Owner Trustee at "Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention:
Corporate Trust Administration" or at any other address in the State of Delaware that the Owner Trustee may designate by notice to the Depositor.

         Section 2.03 Purposes and Powers.

(a)      The Trust is authorized to engage in the following activities:

                  (1) to issue the Notes pursuant to the Indenture;

                  (2) to issue the Certificates pursuant to this Agreement;

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                  (3) to Grant the Assets to the Indenture Trustee pursuant to the Indenture;

                  (4) to distribute to the Holders of the Certificates pursuant to this Agreement and the Transaction Documents distributions to the Issuer under the Indenture and any portion of the Assets released from the Lien of the Indenture and any other amounts provided for in the Sale and Servicing Agreement;

                  (5) to enter into and perform its obligations under the Transaction Documents to which it becomes a party;

                  (6) to engage in those activities, including entering into agreements, that are appropriate to accomplish any of the foregoing or are incidental to them; and

                  (7) subject to compliance with the Transaction Documents, to engage in any other activities appropriate to conserve the Assets and make distributions to any Certificateholder and the holders of Notes.

         The Trust shall not engage in any activity other than in connection with the foregoing activities or other than as required or authorized by this Agreement or the other Transaction Documents.

         Section 2.04 Appointment of Owner Trustee.

         The Depositor appoints the Owner Trustee as trustee of the Trust effective as of the date of this Agreement to have all the rights and obligations in this Agreement.

         Section 2.05 Initial Capital Contribution of Assets.

         The Depositor hereby remits to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the foregoing contribution. The Depositor shall pay organizational expenses of the Trust as they may arise or shall promptly reimburse the Owner Trustee on request for any such expenses paid by the Owner Trustee.

         Section 2.06 Declaration of Trust.

         The Owner Trustee hereby declares that it will hold the Assets on the terms of this Agreement, for the benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. The Trust is a statutory trust under the Statutory Trust Statute and this Agreement is the governing instrument of the statutory trust. The Owner Trustee shall have all rights and obligations in this Agreement and in the Statutory Trust Statute for accomplishing the purposes of the Trust. The Owner Trustee shall file with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

         Section 2.07 Liability of a Certificateholder.

         Except to the extent otherwise provided in this Agreement or in the other Transaction Documents, the Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

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         Section 2.08 Title to Trust Property.

         Legal title to all the Assets shall be vested in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Assets to be vested in a trustee, in which case title shall be vested in the Owner Trustee or any co-trustee or separate trustee, as the case may be.

         Section 2.09 Location of Trust.

         The Trust will be located in Delaware and administered in Delaware. Any bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in Delaware or Illinois. The Trust shall not have any employees in any State other than Delaware. Nothing in this Agreement shall restrict the Owner Trustee from having employees within or without Delaware. Payments will be received by the Trust only in Delaware, Illinois, or California, and payments will be made by the Trust only from Delaware or Illinois.

         Section 2.10 Representations and Warranties of Depositor.

         The Depositor represents and warrants to the Owner Trustee as of the date of this Agreement, and as to any Transaction Document, as of its date that:

         (a) Organization and Good Standing. The Depositor is a corporation duly organized and validly existing under the laws of Delaware, with full power and authority to own its properties and to conduct its business as presently owned or conducted and to execute, deliver, and perform this Agreement and any other document related to this Agreement to which it is a party and to perform its obligations as contemplated by them.

         (b) Due Qualification. The Depositor is duly qualified to do business as a Delaware corporation in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain required licenses or approvals would have a material adverse effect on its ability to perform its obligations under this Agreement and the Transaction Documents to which the Depositor is a party.

         (c) Due Authorization; Enforceability. The Depositor has full power and authority to execute, deliver, and perform this Agreement and the Transaction Documents to which it is a party and to carry out their respective terms. The Depositor has full power and authority to sell and assign the Assets. The execution, delivery, and performance by the Depositor of this Agreement and the Transaction Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary action. This Agreement and the Transaction Documents executed by the Depositor have been duly executed and delivered and constitute the valid and legally binding obligations of the Depositor enforceable against the Depositor in accordance with their terms.

         (d) No Conflict. The Depositor's execution and delivery of this Agreement and the Transaction Documents to which the Depositor is a party, performance of the transactions contemplated by them, and fulfillment of their terms applicable to the Depositor do not conflict with any requirements of law applicable to the Depositor or conflict with, result in any breach

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of any of the provisions of, or with or without notice or lapse of time constitute a default under, any indenture, contract, or other instrument to which the Depositor is a party or by which it or its properties are bound.

         (e) Consents. No authorization, consent, license, order, or approval of or registration or declaration with, any governmental authority is required to be obtained, effected, or given by the Depositor in connection with the execution and delivery of this Agreement or the Transaction Documents by the Depositor or its performance of its obligations under any of them or the transactions contemplated by any of them, or the transfer of the Assets to the Trust.

         (f) Litigation. No actions, proceedings, or investigations are pending or, to the best of the Depositor's knowledge, threatened against the Depositor before any governmental authority having jurisdiction over the Depositor

                  (1) asserting the invalidity of this Agreement or any other Transaction Documents to which the Depositor is a party,

                  (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Documents to which the Depositor is a party,

                  (3) seeking any determination that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Documents to which the Depositor is a party, or

                  (4) seeking to affect adversely the income tax attributes of the Trust under the United States federal or New York State or Delaware income tax law.

                                   ARTICLE 3

                                THE CERTIFICATES

         Section 3.01 Initial Beneficiary of Trust.

         Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

         Section 3.02 Issuance of the Certificates.

         (a) On the Closing Date, the Trust will issue four classes of Certificates designated as the "Revolving Home Equity Loan Asset Backed Certificates, Series 2007-A, Class R-1," "Revolving Home Equity Loan Asset Backed Certificates, Series 2007-A, Class R-2," "Revolving Home Equity Loan Asset Backed Certificates, Series 2007-A, Class E-P," and "Revolving Home Equity Loan Asset Backed Certificates, Series 2007-A, Class C" pursuant to this Agreement and deliver them to the order of the Depositor when authenticated.

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         (b) The Certificates will be issued in definitive, fully registered form and will be substantially in the form of Exhibit B-1, B-2, and B-3. The Certificates will, on the Closing Date, be executed, authenticated, and delivered by the Owner Trustee to the order of the Depositor concurrently with the transfer of the Mortgage Loans to the Trust.

         (c) The Certificates will be executed by manual or facsimile signature on behalf of the Owner Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time their signatures were affixed, authorized to sign on behalf of the Owner Trustee shall bind the Trust, notwithstanding that any of them have ceased to be so authorized before the authentication and delivery of the Certificates or did not hold such offices at the date of the Certificate. The Certificates will not be book-entry certificates.

         Section 3.03 Authentication of Certificates.

         No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless the Certificate is manually authenticated by the Owner Trustee substantially in the form provided in this Agreement, and the authentication on any Certificate will be conclusive evidence, and the only evidence, that the Certificate has been duly authenticated and delivered. All Certificates shall be dated the date of their authentication.

         The Trust initially appoints the Indenture Trustee to act as the authentication agent of the Owner Trustee. All references to the authentication of the Certificates shall be considered to include the authentication agent.

         Section 3.04 Registration of and Transfer and Exchange of Certificates.

         The Trust shall keep a certificate register (the "Certificate Register") in which, subject to any reasonable regulations it may prescribe, the Trust shall provide for the registration of the Certificates and, to the extent permitted by this Agreement, of transfers and exchanges of the Certificates. The certificate registrar (the "Certificate Registrar") is initially the Indenture Trustee.

         Whenever any Certificate is surrendered for registration of transfer at the office or agency of the Certificate Registrar maintained for that purpose and the conditions of this Section have been satisfied, the Owner Trustee, on behalf of the Trust, shall execute, authenticate, and deliver in the name of the designated transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.

         At the option of its Holder, each Certificate may be exchanged for other Certificates, in authorized denominations of a like aggregate amount, by surrendering the Certificate to be exchanged at the office or agency of the Certificate Registrar maintained for that purpose.

         Every Class C Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a fully completed representation letter, substantially in the

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form of Exhibit C-1, and every Residual Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by fully completed representation letter and transfer affidavit, substantially in the forms of Exhibit C-1 and Exhibit C-2, respectively, each delivered at the expense of the Certificateholder, and duly executed by the Certificateholder or an attorney-in-fact for the Certificateholder duly authorized in writing. Each Holder of a Certificate must satisfy the transfer restrictions in the representation letter. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for the registration of transfer or exchange of any Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

         The preceding provisions of this Section notwithstanding, the Owner Trustee need not transfer or exchange, and the Certificate Registrar need not register transfers or exchanges, of Certificates during the fifteen days preceding the due date for any payment on the Certificates.

         The Certificate Registrar shall at all times maintain an office or agency where Certificates may be surrendered for registration of transfer or exchange.

         Section 3.05 Mutilated, Destroyed, Lost, or Stolen Certificate.

         If any mutilated Certificate is surrendered to the Certificate Registrar, then the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of the mutilated Certificate, a new Certificate of like tenor and denomination.

         If the Certificate Registrar receives evidence to its satisfaction of the destruction, loss, or theft of a Certificate and the Certificate Registrar receives the security or indemnity it requires to hold it harmless, then in the absence of notice to the Issuer, the Certificate Registrar, or the Certificate Registrar that the Certificate has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, then the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of the destroyed, lost, or stolen Certificate, a new Certificate of like tenor and denomination. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate is found.

         The Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on the issuance of the new Certificate under this Section.

         Section 3.06 Maintenance of Office or Agency.

         The Trust shall maintain an office or agency where notices and demands on the Trust regarding the Certificates and the Transaction Documents may be served. The Trust initially

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designates Indenture Trustee as its office for those purposes. The Owner Trustee shall give prompt written notice to the Certificateholders of the location, and any change in the location, of this office or agency. If the Trust ever fails to maintain this office or agency, then presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office of the Owner
Trustee.

         Section 3.07 Persons Considered Certificateholders.

         Before due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, and any paying agent for the Certificates shall treat the person in whose name any Certificate is registered in the Certificate Register as the owner of the Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any paying agent for the Certificates shall be bound by any notice to the contrary.

         Section 3.08 Access to List of Certificateholders' Names and Addresses.

         The Certificate Registrar shall furnish to the Depositor or the Owner Trustee a list of the names and addresses of the Certificateholders as of the most recent Record Date within fifteen days after receipt by the Certificate Registrar of a written request for it from the Depositor or the Owner Trustee.

         Section 3.09 Appointment of Certificate Paying Agent.

         The paying agent for the Certificates shall make distributions to the Holder of each Certificate pursuant to this Agreement and shall report the amounts of those distributions to the Owner Trustee. The Administrator, on behalf of the Trust, may remove the Certificate Paying Agent if the Administrator determines in its sole discretion that the Certificate Paying Agent has failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent initially shall be the Indenture Trustee. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent on thirty days' written notice to the Owner Trustee. If the Indenture Trustee is no longer the Certificate Paying Agent, the Administrator shall appoint a bank or trust company as successor to act as Certificate Paying Agent. The Administrator shall cause the successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Administrator to execute and deliver to the Trust an instrument in which the successor Certificate Paying Agent or additional Certificate Paying Agent agrees with the Trust that, as Certificate Paying Agent, the successor Certificate Paying Agent or additional Certificate Paying Agent will hold any sums held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled to them until those sums are paid to the appropriate Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Trust, and upon removal of a Certificate Paying Agent, the Certificate Paying Agent shall also return all funds in its possession to the Trust. Any reference in this Agreement to the Certificate Paying Agent shall include any co-Certificate Paying Agent unless the context requires otherwise.

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         Section 3.10 Restrictions on Transfer; Legends.

         (a) The Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated, or otherwise conveyed (collectively, for purposes of this Section and any other Section referring to the Certificates, "transferred" or a "transfer") only in accordance with this Section.

         (b) No transfer of a Certificate will be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. Except for the initial issuance of a Certificate to the Master Servicer or the Depositor (or an affiliate of any of them) (and any subsequent transfer by any of them to one of its Affiliates), the Owner Trustee will require either:

                  (1) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

                  (2) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         The Holder of a Certificate desiring to effect a transfer shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         (c) No transfer of an interest in a Certificate will be made unless the Owner Trustee has received either:

                  (1) a representation letter from the proposed transferee, acceptable to and in form and substance satisfactory to the Owner Trustee, to the effect that the proposed transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
         Section 4975 of the Code, or a person acting on behalf of, or investing plan assets of, any such plan, which representation letter shall not be an expense of the Owner Trustee; or

                  (2) an Opinion of Counsel acceptable to the Owner Trustee to the effect that the purchase or holding of the Certificate will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Owner Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor;

except that, in the case of the initial issuance of a Certificate to the Master Servicer or the Depositor (or an affiliate of any of them) (and any subsequent transfer by any of them to one of its Affiliates), the representation in clause
(i) shall be deemed to have been made.

         (d) No transfer of an interest in a Class R-1 Certificate after its initial issuance will be made unless:

                  (1) the proposed Holder expressly assumes the performance of every obligation of the existing Holder under this Agreement and the other Transaction Documents pursuant to an agreement acceptable to the Owner Trustee, including the obligation to advance funds to the Trust as necessary so that the Trust is able to pay the purchase price for Additional Home Equity Loans;

                  (2) the existing Holder delivers to the Owner Trustee an Officer's Certificate stating that the transfer complies with this
         Section 3.10 and that all the conditions in this Section 3.10 have been complied with, and an Opinion of Counsel stating that all the conditions in this Section 3.10 have been complied with; and

                  (3) the Rating Agency Condition is satisfied with respect to the transfer.

         (e) Each person who has or who acquires any ownership interest in a Residual Certificate by accepting its ownership interest agrees to the following provisions, and the rights of each person acquiring any ownership interest in a Residual Certificate are subject to the following provisions:

                  (1) Only Permitted Transferee may hold an ownership interest in a Residual Certificate and each person holding or acquiring any ownership interest in a Residual Certificate shall promptly notify the Indenture Trustee of any change or impending change in its status as a Permitted Transferee.

                  (2) No ownership interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Indenture Trustee shall not register the transfer of any Residual Certificate unless the Indenture Trustee has received a Transfer Affidavit from the initial owner or the proposed transferee, except in connection with the registration of the Tax Matters Person Certificate in the name of the Indenture Trustee or any registration in the name of, or transfer of a Residual Certificate to, an Affiliate of the Depositor (either directly or through a nominee).

                  (3) Each person holding or acquiring any ownership interest in a Residual Certificate shall

                           (A) obtain a Transfer Affidavit from any other person
                  it attempts to transfer its ownership interest in a Residual Certificate to,

                           (B) obtain a Transfer Affidavit from any person for
                  whom it is acting as nominee, trustee, or agent in connection with any transfer of any ownership interest in a Residual Certificate, and

                           (C) not transfer its ownership interest in a Residual
                  Certificate to any other person if it has actual knowledge that such person is not a Permitted Transferee.

                  (4) Any attempted transfer of any ownership interest in a Residual Certificate in violation of this Section 3.10(e) shall be void ab initio and shall vest no rights in the purported transferee. If any purported transferee becomes a Holder of a Residual Certificate in violation of this Section 3.10(e), then the last preceding Permitted Transferee shall be restored to all rights as Holder of the Residual Certificate retroactive to the date of registration of transfer of the Residual Certificate. The Indenture Trustee shall be under no liability to any person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.10(e) or for making any payments due on the Residual Certificate to its Holder or taking any other action with respect to the Holder under this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and any other required documents. The Indenture Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on the Residual Certificate at and after either such time. Any such payments so recovered by the Indenture Trustee shall be paid and delivered by the Indenture Trustee to the last preceding Permitted Transferee of the Residual Certificate.

                  (5) The Depositor shall use its best efforts to make available, upon receipt of written request from the Indenture Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a transfer of an ownership interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         (f) Each Certificate shall bear a legend substantially in the following form:

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with Section
3.10 of the Trust Agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 2007-A. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code, as amended, or a person acting on behalf of or using the assets of any such plan; or an opinion of counsel in accordance with Section 3.10(c) of the Trust Agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 2007-A. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

         (g) No Certificate shall be transferred except to (i) the Master Servicer, the Depositor, or the Trust (or an affiliate of any of them) or (ii) a qualified institutional buyer (as defined in Rule 144A under the Securities
Act). Each person (other than the Master Servicer, or the Trust (or an affiliate of them)) to whom a Certificate is proposed to be transferred will be required to certify to the holder of the R-1 Certificates, the Trust, and the Certificate Registrar that it is a qualified institutional buyer.

         The Class R-1 Certificates may not be transferred except to the Master Servicer, the Depositor, or the Trust (or an affiliate of any of them).

         (h) Notwithstanding anything in this Agreement to the contrary, the Depositor, without the consent of any Noteholder or Certificateholder, may amend this Section 3.10 with the consent of the Credit Enhancer if it receives an Opinion of Counsel to the effect that the amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or Noteholders, or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates or Notes are outstanding.

         (i) The restrictions on transfers of a Residual Certificate in this
Section 3.10 shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to transfers occurring after delivery to the Owner Trustee of an Opinion of Counsel to the effect that the elimination of the restrictions will not cause any REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust, a Certificateholder, Noteholder, or another person. Each person holding or acquiring any ownership interest in a Residual Certificate consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Owner Trustee, is reasonably necessary

                  (1) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a person that is not a Permitted Transferee or

                  (2) to provide for a means to compel the transfer of a Residual Certificate that is held by a person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

         (j) Pursuant to the Sale and Servicing Agreement, Principal Collections may be applied to purchase Additional Balances for the Trust during a Collection Period. If on any Collection Period Principal Collections are insufficient to purchase all Additional Balances, the Holder of the Class R-1 Certificates will advance funds to the Trust to purchase the Additional Balances that were not funded by Principal Collections. The Class R-1 Balance will be repaid to the Class R-1 Certificates from Principal Collections on the Mortgage Loans allocated to the

Certificates on future Payment Dates and will be entitled to allocation of Interest Collections on the Mortgage Loans.

         If the Holder of the Class R-1 Certificates fails to advance to the Trust amounts specified in the previous paragraph, the Sponsor will be required to purchase, and the Holder of the Class R-1 Certificates will be required to sell, the Class R-1 Certificates and the Sponsor will assume all of the obligations of the Holder of the R-1 Certificates, including the obligation to make advances as provided in the preceding paragraph.

         Section 3.11 REMIC Provisions.

         The Owner Trustee will elect as provided in this Section that the Trust, other than the Basis Risk Carryforward Reserve Fund, the Cap Contract Account, and the Additional Loan Account, be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower Tier REMIC," the "Middle Tier REMIC" and the "Master REMIC"). The Lower Tier REMIC will hold as assets all property of the Trust, other than the Basis Risk Carryforward Reserve Fund, the Cap Contract Account, and the Additional Loan Account, and will be evidenced by (i) the Lower Tier REMIC Regular Interests, which will be uncertificated and will represent the "REMIC regular interests" in the Lower Tier REMIC, and (ii) the Class LT-R Interest, which will represent the "REMIC residual interest" in the Lower Tier REMIC. The Middle Tier REMIC will hold as assets the Lower Tier REMIC Regular Interests and will be evidenced by Middle Tier REMIC Regular Interests, which will be uncertificated and will represent the REMIC regular interests in the Middle Tier REMIC, and the Class MT-R Interest, which will represent the REMIC residual interest in the Middle Tier REMIC. The Master REMIC will hold as assets the Middle Tier REMIC Regular Interests and will be evidenced by the Notes and the Certificates, each of which (other than the Class R-2 Certificates) will represent ownership of one or more REMIC regular interests in the Master REMIC. The Class R-1 Certificates will represent ownership of the sole Class of the REMIC residual interest in the Lower Tier REMIC. The Class R-2 Certificates will represent ownership of the sole Class of the REMIC residual interest in each of the Middle Tier REMIC and the Master REMIC. The latest possible maturity date, for federal income tax purposes, of all REMIC regular interests created herein shall be the Latest Possible Maturity Date.


                              The Lower Tier REMIC

         The Lower Tier REMIC Regular Interests will have the principal balances and pass-through rates as set forth in the following table:

----------------------------------------- ---------------------------------------- -----------------------------------
       Lower Tier REMIC Interests                Initial Principal Balance                 Pass-Through Rate
----------------------------------------- ---------------------------------------- -----------------------------------
LT-1.................................                       (1)                                   (2)
----------------------------------------- ---------------------------------------- -----------------------------------
LT-2.................................                       (3)                                   (4)
----------------------------------------- ---------------------------------------- -----------------------------------
R-1..................................                       (5)                                   (5)
----------------------------------------- ---------------------------------------- -----------------------------------

(1) The LT-1 Interest shall have a principal balance equal to the initial Loan Pool Balance as of the Cut-off Date.

(2) Interest shall accrue on the LT-1 Interest at a per annum rate equal to the weighted average of the Loan Rates of the Mortgage Loans (weighted on the basis of the daily average Asset Balance of each Mortgage Loan during the related billing cycle before the Collection Period relating to the Payment Date) net of (i) the Servicing Fee Rate and (ii) the rate at which the premium payable to the Note Insurer is calculated (adjusted to reflect the difference between the Loan Pool Balance as of the beginning of the Collection Period and the Note Principal Balance of the Class A Notes).

(3) The LT-2 Interest shall have a principal balance equal to the amount deposited in the Trust Fund on the Closing Date to purchase Additional Home Equity Loans.

(4) During the first Collection Period, the LT-2 Interest shall not accrue any interest. Thereafter, interest shall accrue on the LT-2 Interest at a per annum rate equal to the weighted average of the Loan Rates of the Mortgage Loans (weighted on the basis of the daily average Asset Balance of each Mortgage Loan during the related billing cycle before the Collection Period relating to the Payment Date) net of (i) the Servicing Fee Rate and (ii) the rate at which the premium payable to the Note Insurer is calculated (adjusted to reflect the difference between the Loan Pool Balance as of the beginning of the Collection Period and the Note Principal Balance of the Class A Notes).

(5) The Class R-1 Certificates shall not have any initial principal balance. If there are any Net Draws, the Class R-1 Certificates shall contribute an amount equal to such Net Draws to a reserve fund in the Lower Tier REMIC established to acquire such Net Draws. After the first Collection Period the Class R-1 Certificates shall be entitled to its proportionate amount of interest accruing based on the outstanding Net Draws. For the first Collection Period, if there are any Net Draws, the Class R-1 Certificates shall be entitled to the excess of the interest accruing on the Mortgage Loans over the interest that accrues on the Lower Tier REMIC regular interests.

                              The Middle Tier REMIC

     The Middle Tier REMIC Regular Interests will have the principal balances, pass-through rates and Corresponding Classes of Certificates as set forth in the following table:

---------------------------------------------------------------------------------------------------------------------
Middle Tier REMIC                       Initial Principal           Pass-Through              Corresponding
Regular Interests                           Balance                     Rate                  Class of Notes
---------------------------------------------------------------------------------------------------------------------
MT-A............................               (1)                       (2)                        A
---------------------------------------------------------------------------------------------------------------------
MT-Accrual......................               (3)                       (2)                       N/A
---------------------------------------------------------------------------------------------------------------------
MT-R............................               (4)                      (4)                        N/A
---------------------------------------------------------------------------------------------------------------------

(1) The MT-A Interests (the "Accretion Directed Class") shall have an initial balance equal to 50% of its Corresponding Class of Notes and on each Payment Date, interest, principal payments and Realized Losses shall be allocated so as to cause the MT-A Interests to continue to equal 50% of the Corresponding Class of Notes.

(2) Each MT-A Interest shall have an interest rate equal to the weighted average of the LT-1 Interest and LT-2 Interest for such Payment Date (the "LT REMIC WAC").

(3) The MT-Accrual Interest (the "Accrual Class") shall have a principal balance equal to the sum of (a) 50% of the Loan Pool Balance as of the Cut-off Date (b) 50% of the amount contributed to the Trust on the Closing Date to acquire Additional Home Equity Loans, and (c) 50% of initial overcollateralization. The initial overcollateralization is the excess of the sum of the Loan Pool Balance plus the amount contributed to the Trust to acquire Additional Home Equity Loans over the Note Principal Balance of the Class A Notes. On each Payment Date, interest, principal and Realized Losses shall be allocated so as to cause the MT-Accrual Interest to equal the excess of the Loan Pool Balance (less Net Draws) as of the end of the Collection Period over the principal balance of the Accretion Directed Class (after taking into account distributions for such Payment Date).

 (4) The MT-R Interest shall not have any initial principal balance and shall not have a pass-through rate.

                                The Master REMIC

         The following table specifies the class designation, pass through rate, and principal amount for each class of Master REMIC Interest:

     Master REMIC Regular Interests                Initial Principal Balance             Pass Through-Through Rate
Class A Notes........................                    $ 1,200,000,000                            (1)
Class R-2 Certificates..............                         (2)                                    (2)
Class C Certificates.................                        (3)                                    (4)

(1) The pass-through rate on the Class A Notes is equal to the least of (i) its LIBOR rate plus its margin and (ii) a rate equal to the weighted average interest rate of the Accretion Directed and Accrual Classes (the "MT Interests").

(2) The R-2 Certificates shall not have any initial principal balance and shall not have a pass-through rate.

(3) The Class C Interest shall have a principal balance equal to the sum of the initial overcollateralization. It shall not be entitled to receive interest on its principal balance. The Class C Interest shall have a notional balance equal to the Loan Pool Balance as of the beginning of a Collection Period less Net Draws.

(4) For each Interest Accrual Period the Class C Certificates are entitled to an amount (the "Class C Distributable Amount") equal to the sum of a specified portion of the interest on the MT-A Interest equal to the excess of the LT REMIC WAC over the product of two and the weighted average of the rate on the Accretion Directed Class (capped at the rate on its Corresponding Class of Notes) and MT-Accrual Interest (subject to a cap of 0.00%). The Pass-Through Rate of the Class C Certificates shall be a rate sufficient to entitle it to all interest accrued on home equity loans less the interest accrued on the other interests issued by the Master REMIC. The Class C Distributable Amount for any Payment Date is payable from current interest on the Mortgage Loans to the extent not used to increase overcollateralization and any related amount of overcollateralization released for that Payment Date.

         The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest.

         For any purpose for which the interest rate in respect of any Lower Tier REMIC regular interest created hereunder is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the interest rates for each of the interests issued by REMIC, such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Interest Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

         Section 3.12 Tax Matters.

         (a) The assets of the Trust with respect to which a REMIC election is to be made as provided in Section 3.11 are intended to be a real estate mortgage investment conduit as defined in and in accordance with the REMIC Provisions, and the affairs of the Trust shall be conducted so that each REMIC created pursuant to Section 3.11 qualifies as a real estate mortgage investment conduit as defined in the REMIC Provisions.

         (b) The Trust shall require that the Indenture provide that the Indenture Trustee act as agent on behalf of the Trust and as such agent it shall:

                  (1) prepare and file in a timely manner a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year for each REMIC as required by the Code or state or local tax laws, regulations, or rules, and furnish to the Holders of the Notes and the Certificates any schedules, statements, or information required by the Code or state or local tax laws, regulations, or rules;

                  (2) within thirty days of the Closing Date, furnish to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Notes and the

         Certificates may contact for tax information relating to the Notes and the Certificates, together with such additional information as may be required by Form 8811, and update such information as required by the Code for the Trust;

                  (3) make elections on behalf of each REMIC to be treated as a REMIC on the federal tax return of each REMIC for its first taxable year (and, if necessary, under applicable state law);

                  (4) prepare and forward to the Holders of the Notes and the Certificates and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount;

                  (5) provide any information necessary for the computation of any tax imposed on any transfer of a Residual Certificate (the reasonable cost of computing and furnishing such information may be charged to the person liable for the tax);

                  (6) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC tax status of any REMIC;

                  (7) pay, from the sources specified in Section 3.12(c) of this Trust Agreement, any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC before its termination when and as they become payable (but the Indenture Trustee or any other appropriate person may contest any such tax in appropriate proceedings and the Indenture Trustee may withhold payment of the tax, if permitted by law, pending the outcome of such proceedings);

                  (8) ensure that federal, state, or local income tax or information returns are signed as required by the Code or state or local laws;

                  (9) maintain records relating to each REMIC necessary to prepare the foregoing returns, schedules, statements, or information, including the income, expenses, assets, and liabilities of each REMIC, and the fair market value and adjusted basis of the assets determined as required by the Code; and

                  (10) subject to the succeeding sentence, represent, at the expense of the Sponsor, any REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any REMIC, and otherwise act on behalf of any REMIC regarding any tax matter involving it. The Indenture Trustee, as and when necessary and appropriate, may agree to represent the trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the trust provided for herein, enter into settlement agreements with any governmental taxing agency, extend any statute of limitation relating to any tax matter of the trust provided for herein, and otherwise act on behalf of the trust provided for herein in relation to any tax matter involving the trust. The fees for any representation or other assistance rendered by the Indenture Trustee in connection with the tax-related services described in the preceding sentence will be set forth in a separate agreement and payable by the Sponsor, if necessary.

         To enable the Indenture Trustee to perform its duties, the Issuer shall provide to the Indenture Trustee within ten days after the Closing Date any information that the Indenture Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Notes and the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Notes and the Certificates and the Mortgage Loans. Thereafter, the Issuer shall provide to the Indenture Trustee promptly upon written request therefor, any additional information that the Indenture Trustee requests to enable it to perform these duties.

         (c) The Trust shall require that the Transaction Documents provide that if any tax is imposed on "prohibited transactions" of any REMIC as defined in
Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of a REMIC as defined in section 860G(c) of the Code, on any contribution to a REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed on any REMIC (including any federal, state, or local tax), the tax shall be paid by

                           o the Indenture Trustee, if the tax arises out of a
                  breach by the Indenture Trustee of any of its obligations described in Section 3.12(b) and included in the Indenture,

                           o the Master Servicer, in the case of any minimum tax
                  imposed on any REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, or if the tax arises out of a breach by the Master Servicer or a Seller of any of their obligations under any Transaction Document,

                           o the Seller, if the tax arises out of the Seller's
                  obligation to repurchase a Mortgage Loan pursuant to Section 2.02(b) or 2.04(d) of the Sale and Servicing Agreement, or

                           o in all other cases, or if any liable party fails to
                  honor its obligations to pay the tax as provided above, the tax will be paid

                  FIRST, from amounts otherwise to be distributed on the Class C Certificates,

                  SECOND, from amounts otherwise to be distributed on the Class R-1 Certificates, and

                  THIRD, from amounts otherwise to be distributed on the Notes as provided in the Indenture.

         (d) The Indenture shall provide that the Indenture Trustee shall treat the rights of the holders of Principal Amount Notes to receive payments from the Basis Risk Carryforward Reserve Fund as rights in a notional principal contract written by the Holders of the Class C Certificates in respect of any Basis Risk Carryforward distributed in favor of the holders of the Principal Amount Notes. Thus, the Principal Amount Notes and the Class C Certificates shall be treated as representing ownership of not only Master REMIC regular interests, but also ownership of an interest in an interest rate cap contract.

         (e) The Indenture shall provide that the Indenture Trustee shall treat the Basis Risk Carryforward Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Holders of the Class C Certificates, and that is not an asset of any REMIC.

                                   ARTICLE 4

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01 Prior Notice to Certificateholders Regarding Certain Matters.

         (a) The Owner Trustee shall give the Certificateholders thirty days' written notice before taking any of the following actions on behalf of the Trust. Within thirty days of the date of the notice the Certificateholders may instruct the Owner Trustee in writing not to take the proposed action or may provide alternative direction. Thirty days after giving the notice, if the Owner Trustee has not been instructed otherwise by a majority in interest of the Holders of the Certificates, then the Owner Trustee may:

                  (1) initiate any claim or lawsuit by the Trust, or compromise any action, claim, or lawsuit brought by or against the Trust;

                  (2) file an amendment to the Certificate of Trust;

                  (3) amend the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (4) amend the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required, but the amendment materially adversely affects the interests of the Certificateholders;

                  (5) amend the Administration Agreement; and

                  (6) appoint a successor Certificate Paying Agent, Certificate Registrar, Administrator, or Indenture Trustee under the Indenture, or consent to the assignment by the Transfer Agent and Registrar, Administrator, or Indenture Trustee of its obligations under the Indenture.

         If the Trust has more than one holder of its Certificates, then the Holders may only give instructions that are agreed to by the majority of the Holders (based on the Holders' percentage ownership of the entire Certificate Interest).

                  (b) Notwithstanding Section 4.01(a), without prior notice to the Certificateholders the Owner Trustee may, on behalf of the Trust:

                           (1) initiate a claim or lawsuit by the Trust for
                  collection of Assets;

                           (2) file an amendment to the Certificate of Trust
                  whenever the amendment is required by the Statutory Trust Statute; or

                           (3) amend the Administration Agreement to cure any
                  ambiguity or mistake or effect any other amendment that would not materially adversely affect the interests of the Certificateholders.

         The foregoing provisions of this Section 4.01 do not create a duty on the part of the Owner Trustee to take any of the actions described above.

         Section 4.02 Action by Certificateholders Regarding Certain Matters.

         Except when directed by the Certificateholders and with the prior written consent of the Credit Enhancer in the case of (a), (b), or (c) below, the Owner Trustee may not (a) remove the Administrator pursuant to Section 7(c) of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 7(e) of the Administration Agreement, (c) remove the Master Servicer under the Sale and Servicing Agreement, or (d) except as expressly provided in the Indenture, sell Assets after the termination of the Indenture.

         Section 4.03 Action by Certificateholders Regarding Bankruptcy.

         Except upon delivery to the Owner Trustee by each Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent, the Owner Trustee may not commence a voluntary proceeding in bankruptcy relating to the Trust.

         Section 4.04 Restrictions on Certificateholder's Power.

         A Certificateholder shall not direct the Owner Trustee to take or to refrain from taking any action if that action or inaction would be contrary to any obligation of the Trust, or the Owner Trustee under this Agreement or any of the other Transaction Documents or would be contrary to Section 2.03. The Owner Trustee shall not be obligated to follow that direction if given.

         Section 4.05 Majority Interest.

         Except as expressly provided in this Agreement, any action that may be taken by the Certificateholders under this Agreement shall be taken by Certificateholders by a majority of the holders voting per capita.

                                   ARTICLE 5

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01 Application of Trust Funds.

         (a) On each Distribution Date, the Certificate Paying Agent shall distribute to the Certificateholders any funds made available to it under
Section 8.01 or 8.03 of the Indenture

                  (1) on the first Distribution Date, to the Holders of the Class R-2 Certificates in reduction of their certificate principal balance any funds distributed to the Issuer pursuant to Section 8.01(d) of the Indenture;

                  (2) if the funds are for Net Draw Principal Payments pursuant to Section 8.03(e)(i) of the Indenture, to the Holders of the Class R-1 Certificate until the Class R-1 Balance is reduced to zero,

                  (3) if the funds are distributed pursuant to Section 8.03(g)(iii) of the Indenture, to the Holders of the Class E-P Certificate any remaining Charged-Off Loan Proceeds;

                  (4) if the funds are distributed pursuant to Section 8.03(e)(iii) of the Indenture, to the Holders of the Class C Certificate until the Class C Balance is reduced to zero, and any remaining amount to the Holders of the Class C Certificate;

                  (5) to the Holders of the Class C Certificate in an amount equal to the Class C Share of the funds that are distributed to the Issuer pursuant to Section 8.03(a)(ix) of the Indenture;

                  (6) to the Holders of the Class R-1 Certificate in an amount equal to the Class R-1 Share of the distribution if the funds are distributed to the Issuer pursuant to Section 8.03(a)(ix) of the Indenture;

                  (7) to the Holders of the Class C Certificate in an amount equal to the excess of

                           o the Class C Share of the distribution if the funds
                  are distributed to the Issuer pursuant to Section 8.03(e)(ii), over

                           o the Subordinated Transferor Collections for that
                  Payment Date; and

                  (8) to the Holders of the Class R-1 Certificate the excess of any amount distributed to the Issuer pursuant to Section 8.03(e)(ii) over the amount to be distributed to the Holder of the Class C Certificate in Subsection (6) above.

         (b) If any withholding tax is imposed on the Trust's payment (or allocations of income) to the Certificateholders, the withholding tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section. The Certificate Paying Agent is authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust.

This authorization shall not prevent the Certificate Paying Agent from contesting any tax in appropriate proceedings and withholding payment of the tax pending the outcome of the proceedings if permitted by law. The amount of any withholding tax imposed on any distributions shall be treated as cash distributed to the Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If withholding tax might be payable on a distribution to a non-U.S. Certificateholder, the Certificate Paying Agent may in its sole discretion withhold an appropriate amount to cover that possibility.

         (c) Any Liquidation Loss Amount which is not Investor Loss Amount allocated to the Certificates will be first allocated to the Class C Balance until it is reduced to zero and then to the Class R-1 Balance until it is reduced to zero.

         Section 5.02 Method of Payment.

         Distributions required to be made to a Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of the Certificateholder at a bank or other entity having appropriate facilities if the Certificateholder so notifies the Certificate Registrar in writing at least five Business Days before the Payment Date. If appropriate notice is not given by a Certificateholder, then distributions to that Certificateholder shall be by check mailed to it at its address in the Certificate Register.

                                   ARTICLE 6

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01 General Authority.

         The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party and each other document contemplated by the Transaction Documents in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution of it. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions permitted or required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized to take any action the Administrator recommends regarding the Transaction Documents.

         Section 6.02 General Duties.

         The Owner Trustee shall discharge all of its responsibilities pursuant to this Agreement and the other Transaction Documents to which the Trust is a party and administer the Trust in the interest of the Certificateholders, subject to this Agreement and the other Transaction Documents. The Owner Trustee shall be considered to have discharged its obligations under this Agreement and the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust under this Agreement or any other Transaction Document. The Owner Trustee shall not be liable for the failure of the Administrator to carry out its obligations under the Administration Agreement or the other Transaction Documents.

         Section 6.03 Action on Instruction.

         (a) Subject to Article IV and in accordance with the Transaction Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b) The Owner Trustee is not required to take any action under this Agreement or any other Transaction Document if the Owner Trustee reasonably determines, or is advised by counsel, that the action

                  (1) is likely to result in liability on the part of the Owner Trustee,

                  (2) is contrary to the terms of this Agreement or of any other Transaction Document, or

                  (3) is contrary to law.

         (c) Whenever the Owner Trustee is

                  (1) unable to decide between alternative courses of action under this Agreement or any other Transaction Document,

                  (2) unsure about the application of any provision of this Agreement or any other Transaction Document or it appears to be in conflict with any other applicable provision, or

                  (3) if this Agreement permits any determination by the Owner Trustee or is silent or is incomplete about the course of action that the Owner Trustee is required to take regarding a particular set of facts, the Owner Trustee may give appropriate notice to the Certificateholders requesting instruction and, if the Owner Trustee in good faith follows any instructions it receives, the Owner Trustee shall not be liable to the Certificateholders on account of its action or inaction. If the Owner Trustee has not received appropriate instruction within ten days of the notice (or within any shorter period necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action not inconsistent with this Agreement or the other Transaction Documents that it deems to be in the best interests of the Certificateholders, and shall have no liability to the Certificateholders for its action or inaction.

         (d) The Owner Trustee may enter into any amendment of any Transaction Document as to which the Rating Agency Condition is satisfied (without regard to the Policy, as defined in the Indenture), and when so requested by the Certificateholders, the Owner Trustee shall enter into any amendment of any Transaction Documents:

                  (1) that does not impose further obligations or liabilities on the Owner Trustee,

                  (2) that the Credit Enhancer has consented to, and

                  (3) as to which either the Rating Agency Condition is satisfied or Holders of not less than 66 2/3% of the aggregate Outstanding Amount of the Notes have consented.

         Section 6.04 No Duties Except as Specified in the Agreement or in Instructions.

         The Owner Trustee shall not have any duty to manage, make any payment on, register, record, sell, dispose of, or otherwise deal with any Assets, or to otherwise take or refrain from taking any action under any document contemplated by this Agreement or any other Transaction Document to which the Trust is a party, except as expressly provided by this Agreement or in any written instruction received by the Owner Trustee under Section 6.03. No implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any Financing or Continuation Statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it under the Sale and Servicing Agreement or to prepare or file any filing with the Securities and Exchange Commission for the Trust or to record this Agreement or any other Transaction Document. Wilmington Trust Company, in its individual capacity, shall, at its own cost and expense, promptly take all action necessary to discharge any liens on any part of any Assets resulting from actions by, or claims against, Wilmington Trust Company, in its individual capacity, that are not related to the ownership or the administration of the Assets.

         Section 6.05 No Action Except Under Specified Documents or
Instructions.

         The Owner Trustee shall not manage, control, use, sell, dispose of, or otherwise deal with any part of any Assets, except as provided in this Agreement, pursuant to the other relevant Transaction Documents, and in accordance with any instruction delivered to the Owner Trustee pursuant to
Section 6.03.

         Section 6.06 Restrictions.

         The Owner Trustee shall not take any action that is inconsistent with the stated purposes of the Trust in Section 2.03. The Certificateholders, by their acceptance of their Certificates, agree not to direct the Owner Trustee to take action that would violate the Agreement or any other Transaction Document.

                                   ARTICLE 7

                            CONCERNING OWNER TRUSTEE

         Section 7.01 Acceptance of Trusts and Duties.

         The Owner Trustee accepts the trusts created by this Agreement and agrees to perform its duties under it. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of any Assets on the terms of the Transaction Documents. The Owner Trustee shall not be accountable under this Agreement or any other Transaction Document under any circumstances except
(1) for its own willful misconduct or gross negligence or (2) for the inaccuracy of any representation or warranty in Section 7.03. In particular, but not in limitation (and subject to the exceptions in the preceding sentence):

         (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee.

         (b) The Owner Trustee shall not be liable regarding any action taken or omitted to be taken by it in accordance with instructions from the Administrator or the Certificateholders.

         (c) No provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights under this Agreement or any other Transaction Document if the Owner Trustee has reasonable grounds for believing that repayment of those funds or adequate indemnity against the risk or liability is not reasonably assured to it.

         (d) Under no circumstances shall the Owner Trustee be liable for indebtedness under any of the Transaction Documents, including the principal and interest on any of Notes.

         (e) The Owner Trustee shall not be responsible for the validity or sufficiency of this Agreement or for its due execution by the Depositor or for the form, character, genuineness, sufficiency, value, or validity of any of the Assets, or for the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Certificates.

         (f) The Owner Trustee shall not be liable to any Noteholder or Certificateholder, other than as expressly provided for in this Agreement or expressly agreed to in the other Transaction Documents.

         (g) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee, the Administrator, or the Master Servicer under any of the Transaction Documents or otherwise. The Owner Trustee shall have no duty to perform the obligations of the Trust or the Owner Trustee or any other person under this Agreement or the other Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Master Servicer under the Sale and Servicing Agreement, or the Depositor under the Sale and Servicing Agreement, or any other person under any other Transaction Document.

         (h) The Owner Trustee need not exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or any other Transaction Document or otherwise, at the request, order, or direction of the Certificateholders, unless one or more Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs and liabilities that may be incurred by the Owner Trustee thereby.

         (i) The right of the Owner Trustee to perform any discretionary act in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable other than for its gross negligence or willful misconduct in the performance of any discretionary act.

         Section 7.02 Furnishing Documents.

         The Owner Trustee shall furnish to the Certificateholders, promptly on written request, copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Owner Trustee under the Transaction Documents.

         Section 7.03 Representations and Warranties.

         Wilmington Trust Company hereby represents and warrants to the Depositor that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution and delivery by it of this Agreement, nor the consummation by it of the transactions contemplated by this Agreement, nor compliance by it with any of the provisions of this Agreement will contravene any federal or Delaware law, governmental rule, or regulation governing the banking or trust powers of the Owner Trustee, or any judgment or order binding on it, or constitute a default under its charter documents or bylaws.

         Section 7.04 Reliance; Advice of Counsel.

         (a) The Owner Trustee shall not be liable to anyone in acting under this Agreement on any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine or believed by it to be signed by the proper parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that the resolution has been duly adopted and that it is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed in this Agreement, the Owner Trustee may for all purposes of this Agreement conclusively rely on a certificate, signed by a Responsible Officer of the relevant party, as to the fact or matter, and that certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance on it.

         (b) In the exercise or administration of the trusts under this Agreement and in the performance of its obligations under this Agreement or the other Transaction Documents, the Owner Trustee (1) may act directly or through its agents or attorneys under agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of those agents or attorneys if they were selected by the Owner Trustee with reasonable care and
(2) may consult with counsel, accountants, and other skilled persons it selects with reasonable care. The Owner Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants, or other persons.

         Section 7.05 Not Acting in Individual Capacity.

         Except as provided in this Article, (1) in acting in the capacity of Owner Trustee pursuant to the trusts created by this Agreement, Wilmington Trust Company acts solely as Owner Trustee under this Agreement and not in its individual capacity, and (2) all persons having any claim against the Owner Trustee under this Agreement or any other Transaction Document shall look only to the Assets for payment or satisfaction of that claim.

         Section 7.06 Owner Trustee Not Liable for Certificates or Payment Obligations.

         The recitals in this Agreement and in the Certificates (other than the signature and authentication of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for their correctness. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Transaction Document, of the Certificates (other than the signature and authentication of the Owner Trustee on the Certificates), of any Mortgage Loan or related documents. The Owner Trustee shall not have any responsibility for

                  (1) the legality, validity, and enforceability of any Mortgage Loan, or

                  (2) the perfection and priority of any security interest created in any Mortgage Loan or the maintenance of that perfection and priority, or

                  (3) the sufficiency of the Assets or their ability to generate the payments to be distributed under this Agreement or the Noteholders under the Indenture, or

                  (4) the performance or enforcement of any Mortgage Loan, or

                  (5) the compliance by the Depositor or the Master Servicer with any warranty or representation made under any Transaction Document or in any related document, or

                  (6) any action of the Administrator, the Indenture Trustee, or the Master Servicer or any subservicer taken in the name of the Owner Trustee.

         Section 7.07 Owner Trustee May Own Notes.

         Wilmington Trust Company in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                   ARTICLE 8

                          COMPENSATION OF OWNER TRUSTEE

         Section 8.01 Owner Trustee's Fees.

         The Owner Trustee shall receive, as compensation from the Sponsor for its services under this Agreement, fees that have been separately agreed on in a fee agreement between the Sponsor and the Owner Trustee.

         Section 8.02 Reimbursement and Indemnification.

         (a) The Owner Trustee shall be entitled to be reimbursed for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Owner Trustee under this Agreement, except to the extent that such expenses arise out of or result from

                    o the Owner Trustee's own willful misconduct, bad faith, or gross negligence,

                    o the inaccuracy of any of the Owner Trustee's
               representations or warranties in Section 7.03,

                    o taxes based on or measured by any fees, commissions, or
               compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Transaction Document, or

                    o the Owner Trustee's failure to use reasonable care to
               receive, manage, and disburse moneys actually received by it in accordance with this Agreement.

         (b) The Owner Trustee is hereby indemnified against any liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses, and disbursements (including legal and consultants' fees and expenses) and taxes of any kind whatsoever (collectively, the "Liabilities") that may be imposed on, incurred by, or asserted at any time against it in any way relating to or arising out of the Trust Estate, any of the properties included in the Trust Estate, the administration of the Trust Estate, or any action or inaction of the Owner Trustee under this

Agreement or under the Transaction Documents, except to the extent that such Liabilities arise out of or result from

                    o the Owner Trustee's own willful misconduct, bad faith, or gross negligence,

                    o the inaccuracy of any of the Owner Trustee's
               representations or warranties in Section 7.03,

                    o taxes based on or measured by any fees, commissions, or
               compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Transaction Document, or

                    o the Owner Trustee's failure to use reasonable care to
               receive, manage, and disburse moneys actually received by it in accordance with this Agreement.

         (c) Any amounts payable to the Owner Trustee under this Section 8.02 shall be payable, first, out of amounts on deposit in the Collection Account before payments on the Certificates, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, by the Holder of the R-1 Certificates, and third, to the extent not paid pursuant to clause first and second within 60 days of first being incurred, by Countrywide Home Loans, Inc.

         (d) The indemnities in this Section 8.02 shall survive the termination of this Agreement and the removal or resignation of the Owner Trustee under this Agreement.

         (e) Losses, claims, damages, liabilities, and expenses in any way attributable to defaults on the Mortgage Loans are excluded from the coverage of the provisions of this Section.

         Section 8.03 Payments to Owner Trustee.

         Any amounts paid to the Owner Trustee pursuant to this Article shall not be a part of the Assets immediately after their payment. All amounts then due to the Owner Trustee from the Trust, the Depositor, or the Master Servicer under any Transaction Document shall be paid in full before any payments to the Depositor or any holder of a Certificate.

                                   ARTICLE 9

                            TERMINATION OF AGREEMENT

         Section 9.01 Termination of Agreement.

         (a) The Trust shall dissolve when the Trust has made the final distribution of all moneys or other property or proceeds of all Assets in accordance with the Transaction Documents, and Article V. The bankruptcy, liquidation, or dissolution of any Certificateholder shall not (x) terminate this Agreement or the Trust, (y) entitle that Certificateholder's legal representatives to obtain an accounting or to take any action in any court for a partition or winding up of any part of the Trust or the Assets, or (z) otherwise affect the rights and obligations of the parties to this Agreement.

         (b) Except as provided in Section 9.01(a), neither the Depositor nor the Certificateholders may dissolve, revoke, or terminate the Trust.

         (c) On the winding up of the Trust and payment of all liabilities of the Trust in accordance with Section 3808 of the Statutory Trust Statute, the Owner Trustee shall cancel the Certificate of Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of the Statutory Trust Statute. The Owner Trustee may rely on the directions of the Administrator with respect to winding up the Trust. Thereupon, this Agreement (other than Article VIII) and the Trust shall terminate.

                                   ARTICLE 10

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 10.01 Resignation or Removal of Owner Trustee.

         The Owner Trustee may at any time resign and be discharged from the trusts created by this Agreement by giving written notice of resignation to the Administrator, and the Depositor. When it receives a notice of resignation, the Administrator shall promptly appoint in writing a successor Owner Trustee, delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee has been so appointed and assumed trusteeship within thirty days after the notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         The Administrator may remove the Owner Trustee if at any time the Owner Trustee is legally unable to act, or an Insolvency Event occurs with respect to the Owner Trustee. If the Administrator removes the Owner Trustee under the authority of the preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee in writing delivered to the outgoing Owner Trustee and to the successor Owner Trustee, and shall pay all fees and expenses owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee shall not become effective until acceptance of the appointment by the successor Owner Trustee pursuant to Section 10.02 and payment of all fees and expenses of the outgoing Owner Trustee. The Administrator shall provide notice of any resignation or removal of the Owner Trustee to each of the Rating Agencies, the Depositor, and the Credit Enhancer.

         Section 10.02 Successor Owner Trustee.

         Any successor Owner Trustee appointed pursuant to Section 10.01 shall execute and deliver to the Administrator, the Depositor, and to the predecessor Owner Trustee an instrument accepting appointment as trustee under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective. The successor Owner

Trustee shall become fully vested with all the rights and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee without any further act, deed, or conveyance. The predecessor Owner Trustee shall promptly deliver to the successor Owner Trustee all documents, statements, and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver any instruments and do anything else for fully and certainly vesting and confirming in the successor Owner Trustee all rights and obligations under this Agreement.

         When a successor Owner Trustee accepts its appointment pursuant to this Section, the Administrator shall mail notice of the change in trustee to the Certificateholders, the Depositor, the Indenture Trustee, the Noteholders, the Credit Enhancer, and the Rating Agencies. If the Administrator fails to mail that notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall mail that notice at the expense of the Administrator.

         The successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business in the State of Delaware of the successor Owner Trustee.

         Section 10.03 Merger or Consolidation of Owner Trustee.

         Any person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion, or consolidation to which the Owner Trustee is a party, or any person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee under this Agreement without the execution or filing of any instrument or any further act on the part of any of the parties to this Agreement, anything to the contrary notwithstanding. The Owner Trustee shall mail notice of the merger or consolidation or other action to each Rating Agency.

         Section 10.04 Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Assets may at any time be located, the Administrator and the Owner Trustee acting jointly shall execute and deliver all instruments to appoint persons approved by the Administrator, and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee, of all or any part of the Assets, and to vest in that person, in that capacity, such title to the Assets or any part thereof and, subject to the other provisions of this Section, such rights and obligations as the Administrator and the Owner Trustee consider appropriate. If the Administrator has not joined in the appointment within fifteen days after the receipt by it of a request so to do, the Owner Trustee alone may make the appointment. No notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.02.

         Each separate trustee and co-trustee shall be appointed and act subject to the following provisions and conditions:

         (a) All rights and obligations conferred or imposed on the Owner Trustee shall be conferred on and exercised or performed by the Owner Trustee and the separate trustee or co-trustee jointly (the separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in the act), except to the extent that under applicable law the Owner Trustee is incompetent or unqualified to perform the acts, in which case those rights and obligations (including the holding of title to the Assets or any portion of them in that jurisdiction) shall be exercised and performed singly by the separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Agreement shall be personally liable for any act or omission of any other trustee under this Agreement; and

         (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request, or other writing given to the Owner Trustee shall be considered to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided in the instrument of appointment. Each instrument of appointment shall be filed with the Owner Trustee and a copy of it given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign, or be removed, all of its estates, properties, rights, and obligations shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE 11

                                  MISCELLANEOUS

         Section 11.01 Supplements and Amendments.

         (a) This Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder and the Credit Enhancer, but only if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder. In addition, if the Owner Indenture Trustee has been provided an Opinion of Counsel to the effect that such action is necessary or helpful to, as applicable, maintain such qualification, avoid or minimize the risk of the imposition of such a tax, or comply with any such requirements of the Code, then this Agreement may be amended by the Depositor and the Owner Trustee, with the consent of the Credit Enhancer but without the consent of any Certificateholder,

                  (1) to modify, eliminate, or add to the provisions of this Agreement to the extent appropriate to maintain the qualification of the Trust as a REMIC under the Code,

                  (2) to avoid or minimize the risk of the imposition of any tax on the Trust pursuant to the Code that would be a claim against the Trust at any time before the final redemption of the Certificates, or

                  (3) to comply with any other requirements of the Code.

         Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish a copy of the amendment or consent to the Certificateholders, the Credit Enhancer, the Indenture Trustee, and each Rating Agency.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause its filing with the Secretary of State of the State of Delaware.

         The Owner Trustee may, but shall not be obligated to, enter into any amendment that affects the Owner Trustee's own rights or obligations under this Agreement or otherwise.

         Notwithstanding any contrary provision of this Agreement, the Owner Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that the amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. In connection with the execution of any amendment to this Agreement, the Certificate of Trust, or any amendment of any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that the amendment is authorized or permitted by this Agreement and the Transaction Documents.

         (b) Notwithstanding anything to the contrary in this Agreement, before the issuance of the Notes the Certificateholders may amend this Agreement without the consent of any other party. Promptly after the execution of any amendment pursuant to this paragraph, the Certificateholders shall furnish a copy of the amendment to the Owner Trustee and the Credit Enhancer.

         Section 11.02 Limitations on Rights of Others.

         The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator, and, to the extent expressly provided in this Agreement, the Indenture Trustee, the Credit Enhancer, and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other person any legal or equitable interest in the Assets or under this Agreement.

         Section 11.03 Notices.

         (a) Except where telephonic instructions or notices are specifically authorized, all notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered to its intended recipient. Unless otherwise specified in a notice sent or delivered in accordance with this Section, notices, demands, instructions, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated in the Adoption Annex attached to the Indenture, and, in the case of telephonic instructions or notices, by calling the telephone number indicated for the party therein.

         (b) Any notice required or permitted to be given to the Certificateholders shall be given by first-class mail, postage prepaid, at the addresses of the Certificateholders. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives the notice.

         Section 11.04 Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and that prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the provision in any other jurisdiction.

         Section 11.05 Separate Counterparts.

         This Agreement may be executed by the parties to this Agreement in separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute but one instrument.

         Section 11.06 Successors and Assigns.

         All covenants and agreements in this Agreement shall be binding on, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors, and each Certificateholder and any of its successors, all as provided in this Agreement. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind its successors.

         Section 11.07 Nonpetition Covenant.

         Notwithstanding any prior termination of this Agreement, the Depositor and the Owner Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, agree that they shall not, before the date that is one year and one day after the termination of the Agreement, file or participate in the filing of any petition against the Trust that could cause the Trust to incur an Insolvency Event. Nothing in this Agreement shall prohibit the Owner Trustee from participating in or filing proofs of claim in any such proceeding instituted by any other person.

         Section 11.08 No Recourse.

         Each Certificateholder by accepting a Certificate acknowledges that the Certificate represents the beneficial interest in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, or any Affiliate of any of them and no recourse may be had against those parties or their assets, except as may be expressly stated or contemplated in this Agreement, the other Transaction Documents, or the Certificates.

         Section 11.09 Headings.

         The headings of the various Articles and Sections in this Agreement are for convenience of reference only and shall not define or limit any of the provisions of this Agreement.

         Section 11.10 Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         Section 11.11 Rule 144A Information.

         As long as any of the securities of this Trust are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Administrator on behalf of the Trust shall provide to any Noteholder or Certificateholder and to any prospective purchaser from any of them designated by any of them on the request of the Noteholder, Certificateholder, or prospective purchaser, any information required to be provided the holder or prospective purchaser to satisfy the conditions of Rule 144A(d)(4) under the Securities Act.

         Section 11.12 Third-Party Beneficiary.

         The Credit Enhancer is a third-party beneficiary of this Agreement and is entitled to the rights and benefits given to it under this Agreement as if it were a party to this Agreement.

         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 CWHEQ, INC.
                                    Depositor

                                 By: /s/ Darren Bigby
                                    --------------------------
                                    Name: Darren Bigby
                                    Title: Vice President

                                 WILMINGTON TRUST COMPANY

                                 By: /s/ Michele C. Harra
                                    --------------------------
                                    Name: Michele C. Harra
                                    Title: Financial Services Officer

                                 COUNTRYWIDE HOME LOANS, INC.
                                    Master Servicer
                                    With respect to Article 8 only

                                 By: /s/ Darren Bigby
                                    --------------------------
                                    Name: Darren Bigby
                                    Title: Vice President

                                                                       EXHIBIT A

                         FORM OF CERTIFICATE OF TRUST OF
           CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200[__]-[__]

         This Certificate of Trust of CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__] (the "Trust"), dated [_____], 200[__], is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust is CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__].

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company,
[________________], [_________], Delaware _____, Attention: [________________].

         3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                                WILMINGTON TRUST COMPANY,
Address:                                        not in its individual capacity,
Rodney Square North                             but solely as owner trustee
1100 North Market Street
Wilmington, DE 19890
Attention: Corporate Trust Administration
                                                By: ____________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT B-1

                          [FORM OF] CLASS C CERTIFICATE

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with Section
3.10 of the Trust Agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__]. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a person acting on behalf of or using the assets of any such plan; or an opinion of counsel in accordance with Section 3.10(c) of the Trust Agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__]. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

Solely for U.S. federal income tax purposes, this certificate is a "regular interest" in a "Real Estate Mortgage Investment Conduit" as those terms are defined, respectively, in Sections 860G and 860D of the Code.

                                     B-1-1

Date of Trust Agreement            :     [______], 200[__]

Cut-off Date                       :     [______], 200[__]

Notional Amount                    :     [_______]

Certificate No.                    :     [_______]

First Distribution Date            :     [_______]


               REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATE

           CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200[__]-[__]

                               Class C Certificate

evidencing a percentage interest in the distributions allocable to the Class C Certificates evidencing an undivided interest in a trust consisting primarily of a pool of adjustable rate home equity revolving credit line Mortgage Loans sold by


                                   CWHEQ, INC.

         This Certificate does not represent an obligation of or interest in CWHEQ, Inc. (the "Depositor"), Countrywide Home Loans, Inc., or the Owner Trustee or any of their affiliates. Neither this Certificate nor the underlying Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest in the CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__] (the "Trust"), consisting primarily of a pool of Mortgage Loans (the "Mortgage Loans") transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in that capacity, the "Master Servicer"). The Trust was formed pursuant to the Trust Agreement, dated as of [_____], 200[__] (the "Agreement"), between the Depositor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Certificate without definition have the meanings assigned in the Agreement or the Sale and Servicing Agreement. This Certificate is issued under and is subject to the Agreement. The Holder of this Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

         This Certificate is one of the Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Certificates, Series 200[__]-[__], representing, to the extent specified in the Agreement, an undivided interest in:

                  (1) each Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loans, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

                  (2) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

                  (3) the Depositor's rights under the Purchase Agreement;

                                     B-1-1

                  (4) the Depositor's rights under the hazard insurance policies covering Mortgaged Properties; and

                  (5) certain other property described in the Agreement and
         Section 2.01 of the Sale and Servicing Agreement (collectively, the "Assets").

A first priority security interest in all the Assets has been granted to the Indenture Trustee under the Indenture.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Certificate, and the rights and obligations of the Owner Trustee.

         The Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder and the Credit Enhancer but only if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

         No transfer of this Certificate shall be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. In connection with any transfer of this Certificate, the Owner Trustee will require either:

                  (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

                  (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

In connection with any transfer of this Certificate, the holder transferring this Certificate shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         Neither this Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any

                                     B-1-2
proposed transferee of this Certificate shall not become its registered Holder, unless the conditions in Section 3.10 of the Agreement are satisfied.

         No service charge shall be made for the registration of transfer or exchange of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent will treat the person in whose name this Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.02 of the Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent shall be bound by any notice to the contrary.

         The obligations created by the Agreement will terminate and this Certificate will be retired and the Trust will be dissolved when the Trust has made the final distribution of all moneys or other property or proceeds of all Assets in accordance with the Transaction Documents and Article V of the Agreement. The Holder of the R-1 Certificates, with the consent of the Credit Enhancer, may effect the transfer of all the Mortgage Loans at their termination purchase price on any Payment Date on or after which the aggregate Note Principal Balance of the Principal Amount Notes is less than or equal to 10% of the Original Note Principal Balance of the Principal Amount Notes. This transfer will result in the termination of the Agreement and the dissolution of the Trust.

                                     B-1-3

         Unless the certificate of authentication on this Certificate has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: [________________]

                                       CWHEQ Revolving Home Equity Loan Trust,
                                       Series 200[__]-[__]


                                       By: Wilmington Trust Company,
                                              not in its individual capacity but
                                              solely as Owner Trustee


                                       By: _______________________________
                                            Name:
                                            Title:

Certificate of Authentication:
This is one of the Certificates
referenced in the within-mentioned Agreement.

THE BANK OF NEW YORK,
   as Indenture Trustee

By: ________________________
     Authorized Officer

                                     B-1-4

                                                                     EXHIBIT B-2

                         [FORM OF] CLASS E-P CERTIFICATE


This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with Section
3.10 of the Trust Agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__]. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a person acting on behalf of or using the assets of any such plan; or an opinion of counsel in accordance with Section 3.10(c) of the Trust Agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__]. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

Solely for U.S. federal income tax purposes, this certificate is a "regular interest" in a "Real Estate Mortgage Investment Conduit" as those terms are defined, respectively, in Sections 860G and 860D of the Code.

This Class E-P Certificate will not be entitled to payments until such time as described in the Trust Agreement and the Indenture.

                                     B-2-1

Date of Trust Agreement            :     [____________], 200[__]

Cut-off Date                       :     [____________], 200[__]

Percentage Interest                :     100%

Certificate No.                    :     [____________]

First Distribution Date            :     [____________], 200[__]


               REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATE

           CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200[__]-[__]

                              Class E-P Certificate

                  evidencing a percentage interest in the distributions allocable to the Class E-P Certificates evidencing an undivided interest in a trust consisting primarily of a pool of adjustable rate home equity revolving credit line Mortgage Loans sold by

                                   CWHEQ, INC.

         This Certificate does not represent an obligation of or an interest in, and is not guaranteed by CWHEQ, Inc. (the "Depositor"), Countrywide Home Loans, Inc., or the Owner Trustee or any of their affiliates. Neither this Certificate nor the underlying Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distribution in the CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__] (the "Trust"), consisting primarily of a pool of Mortgage Loans (the "Mortgage Loans") transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in that capacity, the "Master Servicer"). The Trust was formed pursuant to the Trust Agreement, dated as of [_____], 200[__] (the "Agreement"), between the Depositor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Certificate without definition have the meanings assigned in the Agreement, in the Transfer Affidavit attached thereto as Annex 1 to Exhibit C-2, or the Sale and Servicing Agreement. This Certificate is issued under and is subject to the Agreement. The Holder of this Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

         This Certificate is one of the Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Certificates, Series 200[__]-[__], representing, to the extent specified in the Agreement, an undivided interest in:

                  (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loans, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

                                     B-2-2

                  (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

                  (iii) the Depositor's rights under the Purchase Agreement;

                  (iv) the Depositor's rights under the hazard insurance policies covering Mortgaged Properties; and

                  (v) certain other property described in the Agreement and
         Section 2.01 of the Sale and Servicing Agreement (collectively, the "Assets").

         A first priority security interest in all the Assets has been granted to the Indenture Trustee under the Indenture.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Certificate, and the rights and obligations of the Owner Trustee.

         The Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder and the Credit Enhancer but only if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

         No transfer of this Certificate shall be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. In connection with any transfer of this Certificate, the Owner Trustee will require either:

                  (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

                  (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         No transfer of a Class E-P Certificate shall be made unless the Owner Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Owner Trustee, to the effect that such transferee

                                     B-2-3
is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Owner Trustee, the Master Servicer or the Trust, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Owner Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Owner Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Owner Trustee, the Master Servicer or the Trust. Notwithstanding anything else to the contrary herein, any purported transfer of a Class E-P Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Owner Trustee as described above shall be void and of no effect.

         Each Holder of this Class E-P Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement

         In connection with any transfer of this Certificate, the holder transferring this Certificate shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         Neither this Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any proposed transferee of this Certificate shall not become its registered Holder, unless the conditions in Section 3.10 of the Agreement are satisfied.

         No service charge shall be made for the registration of transfer or exchange of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent will treat the person in whose name this Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.02 of the Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent shall be bound by any notice to the contrary.

         The obligations created by the Agreement will terminate and this Certificate will be retired and the Trust will be dissolved when the Trust has made the final distribution of all moneys or other property or proceeds of all Assets in accordance with the terms of the

                                     B-2-4

Transaction Documents and Article V of the Agreement. The Holder of the R-1 Certificates, with the consent of the Credit Enhancer, may effect the transfer of all the Mortgage Loans at their termination purchase price on or after which the aggregate Note Principal Balance of the Principal Amount Notes is less than or equal to 10% of the Original Note Principal Balance of the Principal Amount Notes. This transfer will result in the termination of the Agreement and the dissolution of the Trust.

                                     B-2-5

         Unless the certificate of authentication on this Certificate has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: [________________]

                                   CWHEQ Revolving Home Equity Loan Trust,
                                   Series 200[__]-[__]


                                   By: Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                   By: _______________________________
                                       Name:
                                       Title:

Certificate of Authentication:
This is one of the Certificates
referenced in the within-mentioned Agreement.

THE BANK OF NEW YORK,
   as Indenture Trustee

By: ________________________
     Authorized Officer

                                     B-2-6

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
      ------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

              ----------------------------------------------------------------

Dated:

                                  --------------------------------------------
                                  Signature by or on behalf of assignor


                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to,
                                ---------------------------------------------

-----------------------------------------------------------------------------
                                                                             ,
-----------------------------------------------------------------------------
for the account of                                                           ,
                   ----------------------------------------------------------
account number                         , or, if mailed by check, to
               ------------------------                             ---------
                                                                             .
-----------------------------------------------------------------------------
Applicable

                                     B-2-7
statements should be mailed to                                                ,
                              -----------------------------------------------

-----------------------------------------------------------------------------
                                                                             .
-----------------------------------------------------------------------------

     This information is provided by                                     , the
                                     ------------------------------------
assignee named above, or                                                 , as
                         ------------------------------------------------
its agent.



STATE OF         )
                 ) ss.:
COUNTY OF        )


         On the __ day of _____________, _____ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

                                               ---------------------------------
                                                            Notary Public
                                                           [Notarial Seal]

                                     B-2-8

                                                                     EXHIBIT B-3

                     [FORM OF] CLASS [R-1][R-2] CERTIFICATE


Solely for U.S. federal income tax purposes, this certificate is a "residual interest" in a "Real Estate Mortgage Investment Conduit," as those terms are defined, respectively, in sections 860G and 860D of the Internal Revenue Code of 1986, as amended (the "Code").

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with Section
3.10 of the trust agreement related to CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__] (the "Trust Agreement"). Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the owner trustee either (a) a representation letter to the effect that the transferee is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code, or a person acting on behalf of, or investing plan assets of, any such plan, or (b) an opinion of counsel in accordance with Section 3.10(c) of the Trust Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the owner trustee as described above shall be void.

[ONLY FOR CLASS R-1 CERTIFICATE-][This certificate will not be entitled to payments until such time as described in the Trust Agreement. The holder of this certificate is required to make certain advances of funds to the trust pursuant to the Trust Agreement. If the holder of this certificate fails to do so it may be required to sell this certificate to the Sponsor.]

[ONLY FOR CLASS R-1 CERTIFICATE-][This certificate may not be transferred except to the Master Servicer, the Sponsor, the Depositor or the Trust (or an affiliate of any of them).]

[ONLY FOR TAX MATTER PERSON CERTIFICATE-][This certificate represents the "Tax Matters Person Residual Interest" issued under the Trust Agreement and may not be transferred to any person except in connection with the assumption by the transferee of the duties of the Tax Matter Person under the Trust Agreement.]

                                     B-3-1

Date of Trust Agreement            :     [____________], 200[__]

Cut-off Date                       :     [____________], 200[__]

Percentage Interest                :     [____________]%

Certificate No.                    :     [____________]

First Distribution Date            :     [____________], 200[__]

CUSIP                              :     [____________]


               REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATE

           CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200[__]-[__]

                          Class [R-1][R-2] Certificate

                  evidencing a percentage interest in the distributions allocable to the Class [R-1][R-2] Certificates evidencing an undivided interest in a trust consisting primarily of a pool of adjustable rate home equity revolving credit line Mortgage Loans sold by

                                   CWHEQ, INC.

         This Certificate does not represent an obligation of or an interest in, and is not guaranteed by CWHEQ, Inc. (the "Depositor"), Countrywide Home Loans, Inc., or the Owner Trustee or any of their affiliates. Neither this Certificate nor the underlying Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [________________] [ONLY FOR TAX MATTER PERSON CERTIFICATE-][, as Tax Matters Person,] is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest in the CWHEQ Revolving Home Equity Loan Trust, Series 200[__]-[__] (the "Trust"), consisting primarily of a pool of Mortgage Loans (the "Mortgage Loans") transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in that capacity, the "Master Servicer"). The Trust was formed pursuant to the Trust Agreement, dated as of [___________], 2006 (the "Agreement"), between the Depositor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Certificate without definition have the meanings assigned in the Agreement, in the Transfer Affidavit attached thereto as Annex 1 to Exhibit C-2, or the Sale and Servicing Agreement. This Certificate is issued under and is subject to the Agreement. The Holder of this Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

         This Certificate is one of the Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Certificates, Series 200[__]-[__], representing, to the extent specified in the Agreement, an undivided interest in:

                  (vi) each Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loans, and

                                     B-3-2
         all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

                  (vii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

                  (viii) the Depositor's rights under the Purchase Agreement;

                  (ix) the Depositor's rights under the hazard insurance policies covering Mortgaged Properties; and

                  (x) certain other property described in the Agreement and
         Section 2.01 of the Sale and Servicing Agreement (collectively, the "Assets").

         A first priority security interest in all the Assets has been granted to the Indenture Trustee under the Indenture.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         [ONLY FOR THE CLASS R-1 CERTIFICATES-][The Certificateholder, by its acceptance of this Certificate, agrees that it will advance funds to the Trust to purchase the Additional Balances that were not funded by Principal Collections during a Collection Period. If the Holder of the Class R-1 Certificates fails to advance to the Trust these amounts, the Holder of the Class R-1 Certificates will be required to sell the Class R-1 Certificates to the Sponsor immediately upon request.]

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Certificate, and the rights and obligations of the Owner Trustee.

         The Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder and the Credit Enhancer but only if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

         No transfer of this Certificate shall be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. In connection with any transfer of this Certificate, the Owner Trustee will require either:

                  (iii) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

                                     B-3-3

                  (iv) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         Any distribution of the proceeds of any remaining assets of the Trust Fund to which the holder of this Class [R-1][R-2] Certificate is entitled to will be made only upon presentment and surrender of this Class [R-1][R-2] Certificate at the Corporate Trust Office or the office or agency maintained by the Owner Trustee in Wilmington, Delaware.

         No transfer of a Class [R-1][R-2] Certificate shall be made unless the Owner Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Owner Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Owner Trustee, the Master Servicer or the Trust, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Owner Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Owner Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Owner Trustee, the Master Servicer or the Trust. Notwithstanding anything else to the contrary herein, any purported transfer of a Class [R-1][R-2] Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Owner Trustee as described above shall be void and of no effect.

         Each Holder of this Class [R-1][R-2] Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class [R-1][R-2] Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class [R-1][R-2] Certificate may be transferred without delivery to the Owner Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class [R-1][R-2] Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Owner Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class [R-1][R-2] Certificate must agree not to transfer an Ownership Interest in this Class [R-1][R-2] Certificate if it has

                                     B-3-4
actual knowledge that the proposed transferee is not a Permitted Transferee and
(v) any attempted or purported transfer of any Ownership Interest in this Class [R-1][R-2] Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         In connection with any transfer of this Certificate, the holder transferring this Certificate shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         Neither this Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any proposed transferee of this Certificate shall not become its registered Holder, unless the conditions in Section 3.10 of the Agreement are satisfied.

         No service charge shall be made for the registration of transfer or exchange of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent will treat the person in whose name this Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.02 of the Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent shall be bound by any notice to the contrary.

         The obligations created by the Agreement will terminate and this Certificate will be retired and the Trust will be dissolved when the Trust has made the final distribution of all moneys or other property or proceeds of all Assets in accordance with the terms of the Transaction Documents and Article V of the Agreement. The Holder of the R-1 Certificates, with the consent of the Credit Enhancer, may effect the transfer of all the Mortgage Loans at their termination purchase price on or after which the aggregate Note Principal Balance of the Principal Amount Notes is less than or equal to 10% of the Original Note Principal Balance of the Principal Amount Notes. This transfer will result in the termination of the Agreement and the dissolution of the Trust.

                                     B-3-5

         Unless the certificate of authentication on this Certificate has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: [________________]

                                       CWHEQ Revolving Home Equity Loan Trust,
                                       Series 200[__]-[__]


                                       By: Wilmington Trust Company,
                                              not in its individual capacity but
                                              solely as Owner Trustee


                                       By: _______________________________
                                            Name:
                                            Title:

Certificate of Authentication:
This is one of the Certificates
referenced in the within-mentioned Agreement.

THE BANK OF NEW YORK,
   as Indenture Trustee

By: ________________________
     Authorized Officer

                                     B-3-6

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
      ------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

              ----------------------------------------------------------------

Dated:

                                  --------------------------------------------
                                  Signature by or on behalf of assignor


                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to,
                                ---------------------------------------------

-----------------------------------------------------------------------------
                                                                             ,
-----------------------------------------------------------------------------
for the account of                                                           ,
                   ----------------------------------------------------------
account number                         , or, if mailed by check, to
               ------------------------                             ---------
                                                                             .
-----------------------------------------------------------------------------
Applicable

                                     B-3-7
statements should be mailed to                                                ,
                              -----------------------------------------------

-----------------------------------------------------------------------------
                                                                             .
-----------------------------------------------------------------------------

     This information is provided by                                     , the
                                     ------------------------------------
assignee named above, or                                                 , as
                         ------------------------------------------------
its agent.

                                     B-3-8

STATE OF         )
                 ) ss.:
COUNTY OF        )

         On the __ day of _____________, _____ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

                                               ---------------------------------
                                                            Notary Public
                                                           [Notarial Seal]

                                     B-3-9

                                                                     EXHIBIT C-1


                      FORM OF TRANSFEROR INVESTMENT LETTER
                                FOR CERTIFICATES

                                                                  Date:

CWHEQ, Inc.
         as Depositor
4500 Park Granada
Calabasas, California 91302
         Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration


         Re:    CWHEQ Revolving Home Equity Loan Trust, Series
                200[__]-[__] Revolving Home Equity Loan Asset Backed Securities, Series 200[__]-[__] Certificates
                --------------------------------------------

Ladies and Gentlemen:

         This letter is delivered to you in connection with the sale by _____________ (the "Transferor") to ______________________ (the "Transferee") of
the Certificates representing a ____% Percentage Interest (the "Transferred Certificates"). All capitalized terms used in this certificate without definition have the meanings given to them in the Trust Agreement, dated as of [_____], 200 [__], between CWHEQ, Inc., as depositor, and Wilmington Trust Company, as owner trustee. The Transferor hereby certifies, represents, and warrants to you that:

         1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer them free from any claims and encumbrances whatsoever.

         2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold, or otherwise disposed of any Certificate, any interest in any Certificate, or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge, or other disposition of any Certificate, any interest in any Certificate, or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any

                                     C-1-1
other similar security with any person in any manner, (d) made any general solicitation by general advertising or in any other manner, or (e) taken any other action that (in the case of any of the acts described in clauses (a) through (e) of this paragraph) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

         3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied on the following to establish the Transferee's ownership and discretionary investments of securities (check one or more):

         |_| The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

         |_| The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

         |_| The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

         |_| A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies," as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                                     C-1-2

         4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

o the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies," if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate, and commodity swaps;

o the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

o securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under
         Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

         5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

         6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Certificates and payments on them, (b) the nature and performance of the Mortgage Loans, and (c) the Indenture, the Agreement, and the Trust Estate, that the Transferee has requested.

                                   Very truly yours,

                                   ______________________________________
                                   (Transferor)

                                   By: __________________________________
                                   Name: ________________________________
                                   Title: _______________________________

                                     C-1-3

                      FORM OF TRANSFEREE INVESTMENT LETTER
                                FOR CERTIFICATES

                                                                  Date:

CWHEQ, Inc.
         as Depositor
4500 Park Granada
Calabasas, California 91302
         Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration


         Re:    CWHEQ Revolving Home Equity Loan Trust, Series
                200[__]-[__], Revolving Home Equity Loan Asset Backed Securities, Series 200[__]-[__] Certificates
                --------------------------------------------

Ladies and Gentlemen:

         _______________________ (the "Transferee") intends to purchase from
______________________ (the "Transferor") Certificates representing a ___% percentage interest in the entire interest in the Certificates (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Agreement. All capitalized terms used in this certificate without definition have the meanings given to them in the Trust Agreement, dated as of [_____], 200[__], between CWHEQ, Inc., as depositor, and Wilmington Trust Company, as owner trustee. The Transferee hereby certifies, represents, and warrants that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that the Transferred Certificates may be resold, pledged, or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the

                                     C-1-4
         account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge, or transfer is being made in reliance on Rule 144A.

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Certificates and payments on them, (b) the nature and performance of the Mortgage Loans, (c) the Indenture,
         (d) the Agreement, and (e) any credit enhancement mechanism associated with the Transferred Certificates, that it has requested.

                  3. The Transferee represents that it is not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor is it acting on behalf of or investing plan assets of any such employee benefit plan.

                  4. The Transferee agrees to be bound by the Agreement.

                                   Very truly yours,

                                   ______________________________________
                                   (Transferee)

                                   ______________________________________
                                   By: __________________________________
                                   Name: ________________________________
                                   Title: _______________________________

                                     C-1-5

                                                          ANNEX 1 TO EXHIBIT C-1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (1) the Transferee owned or invested on a discretionary basis $________________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year and (2) the Transferee satisfies the criteria in the category marked below.

         |_| Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association, or similar institution), Massachusetts or similar statutory trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         |_| Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory, or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         |_| Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution that is supervised and examined by a state or federal authority having supervision over those institutions or is a foreign savings and

                                     C-1-6
                  loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         |_| Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         |_| Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and that is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory, or the District of Columbia.

         |_| Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

3. |_| Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
         (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)________________________
         _____________________________________________________________________
         _____________________________________________________________________
         _____________________________________________________________________
         The term "securities" does not include (1) securities of issuers that are affiliated with the Transferee, (2) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (3) bank deposit notes and certificates of deposit, (4) loan participations, (5) repurchase agreements, (6) securities owned but subject to a repurchase agreement, and (7) currency, interest rate, and commodity swaps. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Transferee, the Transferee used the cost of the securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining the aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if the subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of the subsidiaries are managed under the

                                     C-1-6

         Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         |_|     |_|   Will the Transferee be purchasing the Transferred Owner
         Yes     No    Trust Certificates only for the Transferee's own account?

6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, the account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of the third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until that notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of the purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of the purchase, promptly after they become available.

                                   ______________________________________
                                   Print Name of Transferee

                                   By: ____________________________________
                                   Name: __________________________________
                                   Title: _________________________________Date:

                                     C-1-8

                                                          ANNEX 2 TO EXHIBIT C-1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies, is an executive officer of the investment adviser (the "Adviser").

2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of the securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of the entity were valued at market.

         |_| The Transferee owned or invested on a discretionary basis $_____________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year.

         |_| The Transferee is part of a "Family of Investment Companies" that owned in the aggregate $________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year.

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned

                                     C-1-9
         subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         |_|     |_|   Will the Transferee be purchasing the Transferred Owner
         Yes     No    Trust Certificates only for the Transferee's own account?

6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, the account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of the third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until that notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of the purchase.

                                   ___________________________________
                                   Print Name of Transferee or Adviser

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________IF AN ADVISER:

                                   ___________________________________
                                   Print Name of Transferee

                                   Date: _________________________

                                     C-1-10

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
      ------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

----------------------------------------------------------------

Dated:___________

                                  --------------------------------------------
                                  Signature by or on behalf of assignor


                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to,
                                ---------------------------------------------

-----------------------------------------------------------------------------
                                                                             ,
-----------------------------------------------------------------------------
for the account of                                                           ,
                   ----------------------------------------------------------
account number                         , or, if mailed by check, to
               ------------------------                             ---------
                                                                             .
-----------------------------------------------------------------------------
Applicable statements should be mailed to                                    ,
                                          -----------------------------------

-----------------------------------------------------------------------------
                                                                             .
-----------------------------------------------------------------------------

     This information is provided by                                     , the
                                     ------------------------------------
assignee named above, or                                                 , as
                         ------------------------------------------------
its agent.

                                     C-1-11

                                                                     EXHIBIT C-2


                          [FORM OF] TRANSFER AFFIDAVIT

        CWHEQ, Inc. Revolving Home Equity Loan Trust, Series 200[__]-[__] Revolving Home Equity Loan Asset Backed Securities, Series 200[__]-[__]
                          Class [R-1][R-2] Certificates


STATE OF        )
                ) ss.:
COUNTY OF       )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _________________, the proposed Transferee of an Ownership Interest in a Class [R-1][R-2] Certificate (the "Certificate") issued pursuant to the Trust Agreement, dated as of [________________] (the "Agreement"), between CWHEQ, Inc. (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is not an employee benefit plan or other plan or arrangement that is subject to Title I of ERISA or to section 4975 of the Internal Revenue Code of 1986, nor is it acting on behalf of or with plan assets of any such plan. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee will endeavor to remain a Permitted Transferee for so long as it retains its Ownership Interest in the Certificate. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the

                                      C-2-1
pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 3.10 of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 3.10 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Owner Trustee a certificate substantially in the form set forth as Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class [R-1][R-2] Certificates.

         8. The Transferee's taxpayer identification number is ______________.

                           9. The Transferee is a U.S. Person as defined in Code
section 7701(a)(30) and, unless the Transferor (or any subsequent transferor) expressly waives such requirement, will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         10. The Transferee is aware that the Class [R-1][R-2] Certificates may be "noneconomic residual interests" within the meaning of Treasury Regulation
Section 1.860E-

                                      C-2-1

1(c) and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the Holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

         11. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes. The Transferee historically has paid its debts as they have come due and intends to pay its debts as they come due in the future.

         [12. Unless the Transferor (or any subsequent transferor) expressly waives such requirement, the Transferee (and any subsequent transferee) certifies (or will certify), respectively, that the transfer satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).]


                                      * * *

                                      C-2-3

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf by its duly authorized officer, this_____ day of ___________, 2___.

                                   __________________________________

                                   PRINT NAME OF TRANSFEREE

                                   By: ______________________________
                                   Name:
                                   Title:

[Corporate Seal]

ATTEST:

---------------------------------
[Assistant] Secretary

         Personally appeared before me the above-named ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of ___________, 20___.


                                   __________________________________
                                   NOTARY PUBLIC

                                           My Commission expires the
                                   ___ day of____________, 20__

                                     C-2-4

[WAIVER OF REQUIREMENT THAT TRANSFEREE CERTIFIES TRANSFER OF CERTIFICATE SATISFIES CERTAIN REGULATORY "SAFE HARBORS"

         The Transferor hereby waives the requirement that the Transferee certify that the transfer of the Certificate satisfies either the "Asset Test" imposed by Treasury Regulation ss.1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                                   CWHEQ, INC.



                                   By: ______________________________
                                       Name:
                                       Title:]

                                      C-2-5

                                                          ANNEX 1 TO EXHIBIT C-2


                               Certain Definitions

         "Asset Test": A transfer satisfies the Asset Test if: (i) At the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. The gross assets and net assets of a transferee do not include any obligation of any "related person" or any other asset if a principal purpose for holding or acquiring the other asset is to permit the transferee to satisfy such monetary conditions; (ii) The transferee must be an "eligible corporation" and must agree in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies paragraphs 9 through 11 of this Transfer Affidavit and the Asset Test. A transfer fails to meet the Asset Test if the transferor knows, or has reason to know, that the transferee will not honor the restrictions on subsequent transfers of the Certificate; and (iii) A reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer, that the taxes associated with the Certificate will not be paid. The consideration given to the transferee to acquire the Certificate is only one factor to be considered, but the transferor will be deemed to know that the transferee cannot or will not pay if the amount of consideration is so low compared to the liabilities assumed that a reasonable person would conclude that the taxes associated with holding the Certificate will not be paid. For purposes of applying the Asset Test, (i) an "eligible corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than (A) a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, (B) an entity described in section 851(a) or 856(a) of the Code, (C) A REMIC, or (D) an organization to which part I of subchapter T of chapter 1 of subtitle A of the Code applies; (ii) a "related person" is any person that (A) bears a relationship to the transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions, or (B) is under common control (within the meaning of section 52(a) and (b)) with the transferee.

         "Formula Test": A transfer satisfies the formula test if the present value of the anticipated tax liabilities associated with holding the Certificate does not exceed the sum of (i) the present value of any consideration given to the transferee to acquire the Certificate; (ii) the present value of the expected future distributions on the Certificate; and (iii) the present value of the anticipated tax savings associated with holding the Certificate as the issuing REMIC generates losses. For purposes of applying the Formula Test: (i) The transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b)(1) of the Code. If the transferee has been subject to the alternative minimum tax under section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then the tax rate specified in section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in section 11(b)(1) of the Code; (ii) The transfer

                                     C-2-6
must satisfy paragraph 9 of the Transfer Affidavit; and (iii) Present values are computed using a discount rate equal to the Federal short-term rate prescribed by section 1274(d) of the Code for the month of the transfer and the compounding period used by the taxpayer.

         "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee" means any person other than

                           o the United States, any State or political
                  subdivision thereof, or any agency or instrumentality of any of them,

                           o a foreign government, International Organization,
                  or any agency or instrumentality of either of them,

                           o an organization (except certain farmers'
                  cooperatives described in Section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate,

                           o rural electric and telephone cooperatives described
                  in Section 1381(a)(2)(C) of the Code,

                           o an "electing large partnership" as defined in
                  Section 775 of the Code,

                           o a person that is not a citizen or resident of the
                  United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state of the United States, or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such person has furnished the transferor and the Owner Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and

                           o any other person so designated by the Depositor
                  based on an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such person may cause any REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.

         The terms "United States," "State," and "International Organization" have the meanings in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these

                                     C-2-7
purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                     C-2-8